SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 South Wacker Drive, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2006, R.R. Donnelley & Sons Company issued a press release reporting the Company’s results for the fourth quarter ended December 31, 2005.

The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2006, the Company’s Board of Directors amended Section 4.1 of the Company’s bylaws, effective February 22, 2006, to delete the requirement that the Board of Directors elect all senior officers of the Company. The Amended and Restated Bylaws are filed as Exhibit 3.2 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

3.2	Amended and Restated By-Laws of R.R. Donnelley & Sons Company.

99.1	Press Release issued by R.R. Donnelley & Sons Company on February 22, 2006 reporting results for the fourth quarter ended December 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: February 22, 2006

	By:	/S/ SUZANNE S. BETTMAN
Suzanne S. Bettman
Senior Vice President, General Counsel & Assistant Secretary

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EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated By-Laws of R.R. Donnelley & Sons Company.

99.1	Press Release issued by R.R. Donnelley & Sons Company on February 22, 2006 reporting results for the fourth quarter ended December 31, 2005.

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